EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER,

AS REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

In connection with the transition report of Options Media Group Holdings, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Scott Frohman, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.

The transition report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.

The information contained in the transition report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 6, 2008

By:	/s/ SCOTT FROHMAN
Scott Frohman Chief Executive Officer (Principal Executive Officer)